                                                                  EXECUTION COPY

             FIRST AMENDMENT AND WAIVER dated as of August 9, 1995 (this "Amendment"), to the Credit Agreement dated as of April 6, 1995 (the "Credit Agreement"), among Coram Healthcare Corporation, a Delaware corporation ("Coram"), Coram, Inc., a Delaware corporation (the "Borrower") and a wholly owned subsidiary of Coram, each Subsidiary Guarantor (as defined in the Credit Agreement) listed on Exhibit A hereto, the financial institutions party thereto (the "Lenders") and Chemical Bank, an agent for the Lenders (in such capacity the "Administrative Agent"), as collateral agent for the Lenders (in such capacity, the "Collateral Agent") and as fronting bank (in such capacity, the "Fronting Bank").

     WHEREAS, the Borrower and Coram have requested that the Lenders waive certain Events of Default (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement) and, in connection therewith, the Borrower and Coram have agreed to make certain additional agreements and to amend the terms of the Credit Agreement as set forth herein; and

     WHEREAS, (a) the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to grant such a waiver and effect such amendments and (b) the Borrower and Coram are willing to make such additional agreements.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, Coram and the Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Waiver. Subject to Section 7 of this Amendment, the Lenders hereby waive (a) all Events of Default under the Credit Agreement that have occurred on or prior to the date of this Amendment and that may arise after the date hereof to the extent that such Events of Default arise out of the Borrower's failure as of June 30, 1995, to comply with the covenants set forth in Sections 6.12 and 6.13 of the Credit Agreement and (b) all rights of the Lenders to assert that any Event of Default (including any Event of Default arising out of a breach of Sections 3.06, 5.01 or 5.05 of the Credit Agreement) has occurred as of the date of this Amendment or at any time hereafter because of (i) any material adverse change in the business, assets, operations, properties, financial condition or prospects of Coram, the Borrower and the Subsidiaries, taken as a whole, or the Acquired Business or (ii) any Material Adverse Effect, so long as the Borrower shall not willfully fail to promptly disclose the occurrence of any such material adverse change or Material Adverse Effect to the Lenders. The Borrower, Coram and the Lenders hereby acknowledge and agree that nothing in this Section 1 shall affect any of the obligations of the Borrower under Article II of the Credit Agreement (including, without limitation, Section 2.12(c) of the Credit Agreement).

     SECTION 2. Amendments. (a) The Borrower, Coram and the Lenders hereby amend the definition of the term "Net Proceeds" that is contained in Section 1.01 of the Credit Agreement by deleting subsection (b) thereof and substituting the following text therefor:

          "(b) the cash proceeds (including cash proceeds subsequently received in respect of noncash consideration initially received after the Closing Date and amounts initially placed in escrow that subsequently become available) from any sale, transfer or other disposition of any asset or assets of Coram, the Borrower or any Subsidiary after the Closing Date (other than (i) the sale of inventory and other assets in the ordinary course of business, (ii) sales of Permitted Investments and other readily marketable investment securities in the ordinary course of business, (iii) leases and subleases in the ordinary course of business, (iv) sales and other transfers between or among Coram, the Borrower and the Subsidiaries,
     (v) sales and other dispositions of assets included in paragraph (a) of this definition, (vi) the sale of all of the capital stock of Pharmcare, Inc, (vii) the sale of all of the partnership interests in Tenn./Ga. Stone Group Two, L.P. and (viii) sales of assets by any Joint Venture (other than a sale of all or substantially all its assets or a complete liquidation of such Joint Venture)) to any person in any transaction or series of related transactions, for an aggregate purchase price of $2,500,000 or more for the period following the Closing Date, net of (A) selling expenses of the Borrower or any Subsidiary (including reasonable broker's or consultant's fees or commissions, reasonable legal costs, transfer and similar taxes and the Borrower's good faith estimate of income taxes incurred in connection with the receipt of such cash proceeds), (B) the payment of any Indebtedness secured by a Lien on such asset that is required by its terms to be repaid in connection with the sale of such asset, (C) cash payments required to be made in respect of accrued employee benefits, (D) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to clause (A) above) associated with the assets sold or disposed of or retained by Coram, the Borrower or any of the Subsidiaries, provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds received as of the date of such reduction, and

     (E) to the extent required to be made pursuant to the terms of the agreement establishing such Joint Venture in the case of the sale of a Joint Venture, distributions or other payments to minority interests or any partner in a Joint Venture;"

     (b) The Borrower, Coram and the Lenders hereby amend Section 5.04 of the Credit Agreement by (i) deleting the word "and" at the end of clause (i) thereof, (ii) deleting the period at the end of clause (j) thereof and substituting the text "; and" therefor and (iii) inserting the following new clause (k);

          "(k) within 5 days after the end of each week, a cash flow forecast for the Borrower on a consolidated basis for the 13 weeks following such week, which forecast shall include a comparison of the prior week's forecast to actual results."

     (c) The Borrower, Coram and the Lenders hereby amend Section 5.13 of the Credit Agreement by deleting such Section in its entirety and substituting the following text therefor:

     "SECTION 5.13. [Intentionally omitted]."

     (d) The Borrower, Coram and the Lenders hereby amend Section 6.05(f) of the Credit Agreement by deleting such Section in its entirety and substituting the following text therefor:

          "(f) the Borrower and any Subsidiary may sell, assign, pledge or otherwise transfer any of its assets to the Borrower or any Subsidiary Guarantor; and"

     (e) The Borrower, Coram and the Lenders hereby amend Section 6.06 of the Credit Agreement by deleting the first sentence of such Section in its entirety and substituting the following text therefor:

     "SECTION 6.06. Dividends and Distributions. Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose; provided, however, that:

          (a) Coram may declare or distribute dividends payable solely in its common stock;

          (b) any Subsidiary may declare and pay dividends or make other distributions to (i) the Borrower and (ii) any Subsidiary Guarantor;

          (c) so long as no Event of Default or Default shall have occurred and be continuing, the Borrower may (i) declare and pay dividends or make other distributions to Coram in order to enable Coram to pay any taxes or expenses required to be paid by Coram in the ordinary course of business, so long as the aggregate amount of such dividends or other distributions (other than any such dividends or other distributions made for the purposes of paying taxes), together with the aggregate principal amount of any loans made pursuant to Section 6.01(h)(iii)(A), does not exceed $2,000,000 in any fiscal year; and

          (d) any Joint Venture may make distributions to its owners."

     (f) The Borrower, Coram and the Lenders hereby amend Section 6.10(c) of the Credit Agreement by deleting the text "in an outstanding principal amount exceeding $1,000,000" included in the eleventh line of such Section.

     SECTION 3. Representations and Warranties. Each of Coram, the Borrower and each of the Subsidiary Guarantors represents and warrants to each of the Lenders that:

          (a) The execution, delivery and performance of this Amendment by each of Coram, the Borrower and each Subsidiary Guarantor (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Coram, the Borrower or any Loan Party,
     (B) any order of any Governmental Authority or (C) any provisions of any indenture, agreement or other instrument to which Coram, the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets of Coram, the Borrower or any Subsidiary.

          (b) This Amendment has been duly executed and delivered by Coram, the Borrower and each Subsidiary Guarantor and constitutes a legal, valid and binding obligation of Coram and the Borrower enforceable against Coram, the Borrower and each Subsidiary Guarantor in accordance with its terms.

     SECTION 4. Other Agreements. (a) The Borrower hereby agrees (i) to provide to the Lenders as soon as practicable, and in any event on or prior to September 28, 1995, a revised, detailed business plan for Coram and each of its Subsidiaries covering at least the twelve-month period ending September, 1996, and (ii) to provide the Lenders an oral presentation of the report specified in clause (i) above on or prior to October 2, 1995.

     (b) The Borrower hereby agrees (i) to provide to the Lenders as soon as practicable, and in any event on or prior to September 15, 1995, a detailed report from Ernst & Young and Deloitte & Touche, which report shall contain a complete analysis of the assets acquired from Caremark, Inc. pursuant to the Acquisition, (ii) to provide to the Lenders an oral presentation of Ernst & Young and Deloitte & Touche with respect to the report specified in clause (i) above on or prior to October 2, 1995, and (iii) to permit the Administrative Agent to conduct an audit of the accounts receivable of the Borrower and the Subsidiaries.

     (c) The Borrower hereby agrees to provide to the lenders (i) as soon as practicable, and in any event on or prior to September 15, 1995, a consolidated statement of profits and losses for the month of July 1995 and (ii) as soon as practicable, and in any event on or prior to October 15, 1995, a consolidated statement of profits and losses for the month of August 1995, which statements delivered pursuant to clauses (i) and (ii) above shall include a calculation of EBITDA and be certified by one of the Borrower's Financial Officers as fairly presenting such profits and losses.

     (d) Each of Coram and the Borrower agrees that, notwithstanding any of the terms and provisions of the Credit Agreement, including Sections 6.01, 6.10(c) and 6.11 thereof, Coram and the Borrower will not, and will not cause or permit any of the Subsidiaries to:

          (i) incur, create, assume or permit to exist any Indebtedness other than (A) Indebtedness listed on Schedule I hereto or

     (B) Indebtedness permitted pursuant to Section 6.01(a), (b), (c), (d), (e),
     (f), (g), (h) or (j) of the Credit Agreement;

          (ii) purchase, hold or acquire any Investment other than Investments permitted by Sections 6.04(a)(i), (a)(ii), (b), (c), (j), (l), (m) or (n) of the Credit Agreement; or

          (iii) permit the aggregate amount of Capital Expenditures made by Coram, the Borrower and the Subsidiaries between the date of this Amendment and October 20, 1995, to exceed $2,500,000.

     (e) Notwithstanding the terms and provisions of the Credit Agreement or the Security Agreement (including Article VI thereof), the Borrower agrees (i) to take the actions specified in Section 5.14(b) of the Credit Agreement and
Section 6.05 of the Security Agreement as soon as practicable, and in any event on or prior to September 30, 1995 (in the case of the execution of any lock-box agreements, such lock-box agreements to be substantially in the form of Annex 6 to the Security Agreement or otherwise in a form reasonably acceptable to the Collateral Agent and the Borrower and in conformity with industry practice) and
(ii) in connection therewith, to cause all accounts so created or maintained to be held in the name of Chemical Bank, as Collateral Agent for the Lenders.

     (f) Notwithstanding any of the terms and provisions of the Credit Agreement, (i) an amount (such amount, the "Special Collateral Proceeds") equal to 100% of the cash proceeds of the sales, transfers or other dispositions described in clauses (vi) and (vii) of paragraph (b) of the definition of the term "Net Proceeds" (in each case less reasonable broker's or consultant's fees or commissions, reasonable legal costs, transfer and similar taxes and the Borrower's good faith estimate of income taxes incurred in connection with the receipt of such cash proceeds) shall be deposited in the Special Collateral Account established by the Administrative Agent and (ii) any amounts on deposit from time to time in the Special Collateral Account shall be released to the Borrower only upon the written consent of the Required Lenders. For purposes of this Amendment, the term "Special Collateral Account" shall mean an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, except that (unless an Event of Default has occurred and is continuing) the Borrower shall have the exclusive right to direct the Administrative Agent as to the investment of such deposits in the Special Collateral Account in Permitted Investments provided, however, that the Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be, or would result, in any violation of any law, statute, rule or regulation. The Borrower shall indemnify the Administrative Agent for any losses relating to the investments so that the amount available in the Special Collateral Account is not at any time less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments, the Special Collateral Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Special Collateral Account and reinvested as specified above. If the maturity of the Loans has been accelerated pursuant to the terms of the Credit Agreement, the Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Special Collateral Account to satisfy any of the Borrower's obligations under the Credit Agreement. The parties hereto acknowledge and agree that the Special Collateral Proceeds constitute Proceeds (as defined in the Security Agreement) and that the Collateral Agent, for the benefit of the Lenders, has a perfected security interest therein.

     (g) The Borrower agrees to execute and deliver to the Collateral Agent, pursuant to Section 5.12 of the Credit Agreement, a Mortgage with respect to the Borrower's real property located in Alpharetta, Georgia, and to take all further actions to record and file such Mortgage and that may otherwise be determined by the Administrative Agent to be necessary or desirable to create a valid, perfected, first-priority Lien in favor of the Collateral Agent for the benefit of the Lenders against such property within 15 days of the date of this Amendment.

     (h) The Borrower hereby agrees that, notwithstanding any of the terms or provisions of the Credit Agreement, the Borrower shall not (and shall not permit any of the Subsidiaries to) maintain any cash balance in any account other than the accounts to be created or maintained by the Borrower in accordance with
Section 4(e) of this Amendment, Section 5.14 of the Credit Agreement and Section
6.05 of the Security Agreement.

     (i) The Borrower hereby agrees that, unless the Required Lenders shall otherwise consent, no Borrowings shall be converted pursuant to Section 2.10 of the Credit Agreement other than conversions of Borrowings to ABR Borrowings or to Eurodollar Borrowings having an Interest Period of one month.

     SECTION 5. Limitation on Revolving Credit Borrowings. Notwithstanding any of the terms or provisions of the Credit Agreement, the Lenders shall not be obligated to make or issue, any Revolving Loans or Letters of Credit that would, at any time, have the effect of causing the sum of the aggregate principal amount of Revolving Loans outstanding and the total L/C Exposure to exceed $35,835,600.

     SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent;

          (a) the Administrative Agent shall have received copies hereof that, when taken together, bear the signatures of each of the Borrower, Coram and the Required Lenders; and

          (b) the Borrower shall have obtained and delivered to the Administrative Agent a duly executed waiver with respect to the Subordinated Bridge Notes in the form of Exhibit B hereto.

     SECTION 7. Expiration of Waiver. Notwithstanding anything in this Amendment or any other document to the contrary, the waiver set forth in Section 1 of this Amendment shall automatically expire at the earlier to occur of (a) 5:00 p.m., New York City time, on October 31, 1995, (b) the failure by the Borrower or Coram to comply with any of the provisions of this Amendment and (c) the date of any amendment, modification or termination of waiver referred to in Section 6(b) without the prior written consent of the Required Lenders.

     SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

     SECTION 9. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10. No Novation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

     SECTION 11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     IN WITNESS WHEREOF, the Borrower, Coram and the Required Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                            CORAM HEALTHCARE CORPORATION,

                                             by /s/  JAMES R. SWEENEY
                                               ------------------------------
                                             Name:   JAMES R. SWEENEY
                                             Title:  Chairman, Chief Executive
                                                     Officer and President

                                            CORAM, INC.,

                                             by /s/  JAMES R. SWEENEY
                                               ------------------------------
                                             Name:   JAMES R. SWEENEY
                                             Title:  Chairman, Chief Executive
                                                     Officer and President

                                            EACH SUBSIDIARY GUARANTOR LISTED
                                            ON EXHIBIT A,

                                            by /s/   JAMES R. SWEENEY
                                               ------------------------------
                                             Name:   JAMES R. SWEENEY
                                             Title:  Chairman, Chief Executive
                                                     Officer and President

                                            CHEMICAL BANK, individually and as
                                            Administrative Agent, Collateral
                                            Agent and Fronting Bank,

                                             by  /s/  LENARD WIENER
                                                -----------------------------
                                             Name:    Leonard Wiener
                                             Title:   Vice President

                                            BANK OF AMERICA NT & SA,

                                             by  /s/  LESLIE REUTER
                                                -----------------------------
                                             Name:    Leslie Reuter
                                             Title:   Vice President

                                            BANK OF IRELAND GRAND CAYMAN,

                                             by
                                                -----------------------------
                                             Name:
                                             Title:

                                            THE BANK OF NOVA SCOTIA,

                                             by
                                                -----------------------------
                                             Name:
                                             Title:

                                            BANK POLSKA,

                                             by
                                                -----------------------------
                                             Name:
                                             Title:

                                            BERLINER HANDELS- UND
                                            FRANKFURTER BANK GRAND CAYMAN
                                            BRANCH,

                                             by
                                                ---------------------------
                                             Name:
                                             Title:

                                            CHL HIGH YIELD LOAN PORTFOLIO
                                            (a Unit of Chemical Bank),

                                             by /s/ ANDREW D. GORDON
                                                ---------------------------
                                             Name:  ANDREW D. GORDON
                                             Title: Managing Director

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH

                                             by
                                                ---------------------------
                                             Name:
                                             Title:

                                            FIRST CHICAGO CAPITAL MARKETS, INC.

                                             by
                                                 ---------------------------
                                             Name:
                                             Title:

                                            THE FIRST NATIONAL BANK OF BOSTON,

                                             by
                                                -----------------------------
                                             Name:
                                             Title:

                                            THE FIRST NATIONAL BANK OF CHICAGO,

                                             by
                                                -----------------------------
                                             Name:
                                             Title:

                                            FIRST UNION NATIONAL
                                            BANK OF NORTH CAROLINA,

                                             by /s/  ANN M. DODD
                                                -----------------------------
                                             Name:   ANN M. DODD
                                             Title:  Senior Vice President

                                            THE MITSUBISHI BANK, LIMITED
                                            CHICAGO BRANCH,

                                             by
                                                -----------------------------
                                             Name:
                                             Title:

                                            NBD BANK,

                                             by /s/  JOSEPH J. TULLY
                                                -----------------------------
                                             Name:   JOSEPH J. TULLY
                                             Title:  First Vice President

                                            NATIONSBANK OF TEXAS N.A.,

                                             by /s/  FRANK T. HANDLEY
                                                -----------------------------
                                             Name:   FRANK T. HANDLEY
                                             Title:  Senior Vice President

                                            THE SUMITOMO TRUST & BANKING
                                            COMPANY LTD., NEW YORK BRANCH,

                                             by /s/  SURAJ P. BHATIA
                                                -----------------------------
                                             Name:   SURAJ P. BHATIA
                                             Title:  Senior Vice President
                                                     Manager, Corporate Finance
                                                     Dept.

                                                              September 29, 1995

Chemical Bank, as Administrative Agent
270 Park Avenue, 30th Floor
New York, New York 10017
Attention: Lenard Wiener

          Re: Coram Third Amendment

Ladies and Gentlemen:

     Reference is hereby made to that certain Third Amendment and Limited Waiver dated as of September 29, 1995 (the "Third Amendment") by and among Coram Healthcare Corporation, Coram, Inc., the Subsidiary Guarantors named on Exhibit A thereto, the financial institutions party thereto ("Lenders") and Chemical Bank, as agent for the Lenders (in such capacity, "Administrative Agent"), as collateral agent for the Lenders, and as fronting bank, which amends that certain Credit Agreement dated as of April 6, 1995 (as amended, supplemented or otherwise modified to the date hereof and from time to time hereafter, the "Credit Agreement"). Capitalized terms used herein without definition shall have the respective meanings set forth in the Credit Agreement. This letter is delivered pursuant to Section 4.A of the Third Amendment.

     Coram and the Borrower hereby agree that Zolfo Cooper L.L.C., or any other representative designated by Required Lenders, shall have full and unimpeded access to all personnel, books and records of Coram, the Borrower and the Subsidiary Guarantors; provided that such access shall be in accordance with the provisions of the protocol set forth on Schedule A hereto. Coram and the Borrower further agree that this letter agreement shall be a "Loan Document" for all purposes of the Credit Agreement.

                                            CORAM HEALTHCARE CORPORATION

                                            By: /s/  JAMES SWEENEY
                                               -----------------------------
                                              Name:  James Sweeney
                                              Title: Chief Executive Officer

                                            CORAM, INC.

                                            By: /s/  JAMES SWEENEY
                                               -----------------------------
                                              Name:  James Sweeney
                                              Title: Chief Executive Officer

                                   SCHEDULE A

                  AGREED UPON PROTOCOL FOR ZOLFO COOPER ACCESS
                            AND INTERFACE WITH CORAM
                               September 20, 1995

Zolfo Cooper representatives shall have full and exclusive use of Conference Room A at 1125 Seventeenth Street on the 15th floor. This conference room is inside of Coram's office space and on the same floor as Coram's corporate offices. The telephone number of that conference room is 303-672-8735. The closest fax machine is 303-292-1288.

Zolfo Cooper has agreed to contact Coram personnel telephonically to schedule meetings so as to avoid unnecessary interruptions. All meetings will be scheduled as promptly as possible without unduly disrupting ongoing activities. Meetings will be conducted on Coram premises unless Coram personnel are at other locations and request meetings at those sites.

Zolfo Cooper has agreed that all requested information and copies of documents will be authorized by either Rick Smith or Rod Wolford prior to distribution to Zolfo Cooper. This authorization will be provided as promptly as possible so as not to delay Zolfo Cooper.

Zolfo Cooper has agreed that participation in interviews by a representative of Deloitte & Touche and/or management is acceptable and does not constitute any restriction in access.

Deloitte & Touche will supply Zolfo Cooper with reports, analyses or other documents prepared in the ordinary course of the Company's business or at the request of the Lenders, provided however that nothing herein shall be deemed to waive applicable privileges, including attorney client and attorney workproduct privileges, which would apply to documents, reports or analyses prepared in anticipation of litigation or for trial or incorporating attorney client communications and provided further that nothing herein shall affect or alter that certain Joint Interest Agreement dated September 27, 1995 executed by the Company and the Lenders in connection with the "Caremark Litigation" as defined therein.

                             OFFICER'S CERTIFICATE
                             RE PENSACOLA PROPERTY

     Reference is hereby made to that certain Credit Agreement dated as of April 6, 1995, as amended by that certain First Amendment and Waiver dated as of August 9, 1995, that certain Second Amendment dated as of September 7, 1995 and that certain Third Amendment and Limited Waiver dated as of September 29, 1995 (the "THIRD AMENDMENT") (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without reference shall have the respective meanings assigned in the Credit Agreement. This Officer's Certificate is delivered pursuant to
Section 4.B of the Third Amendment.

     The undersigned chief financial officer of Coram Healthcare Corporation, a Delaware corporation ("CORAM"), hereby certifies that (i) the fair market value of its property located at 4551 North David Highway, Pensacola, Florida (the "PENSACOLA PROPERTY") is less than the principal amount of the Indebtedness secured by the Pensacola Property and (ii) Coram intends to transfer the Pensacola Property to the holder of such Indebtedness pursuant to a deed in lieu or otherwise abandon the Pensacola Property as soon as practicable.

DATE: October 2, 1995

                                            CORAM HEALTHCARE CORPORATION

                                            By: /s/  RICHARD SMITH
                                                -----------------------------
                                              Name:  Richard Smith
                                              Title: Chief Financial Officer

                             OFFICER'S CERTIFICATE

     Reference is hereby made to that certain Credit Agreement dated as of April 6, 1995, as amended by that certain First Amendment and Waiver dated as of August 9, 1995, that certain Second Amendment dated as of September 7, 1995 and that certain Third Amendment and Limited Waiver dated as of September 29, 1995 (the "THIRD AMENDMENT") (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without reference shall have the respective meanings assigned in the Credit Agreement. This Officer's Certificate is delivered pursuant to
Section 4.B of the Third Amendment.

     The undersigned chief financial officer of Coram Healthcare Corporation, a Delaware corporation ("CORAM"), and chief executive officer or chief financial officer of Coram, Inc., a Delaware corporation (the "BORROWER"), hereby certify that all of the respective property of Coram, the Borrower and the Subsidiary Guarantors, (except for (i) the real property of Coram located at 4551 North David Highway, Pensacola, Florida and (ii) rights under any agreement (other than the Asset Purchase Agreement and Interest Rate Protection Agreements) in existence on April 6, 1995 as to which the granting of a Lien pursuant to the Security Agreement would consititute a breach of such agreement, but including all rights to receive amounts paid or payable in respect of any joint venture or partnership interest) is encumbered with a Lien in favor of the Collateral Agent to secure the Obligations.

DATE: October 2, 1995

                                            CORAM HEALTHCARE CORPORATION

                                            By: /s/  RICHARD SMITH
                                               -----------------------------
                                              Name:  Richard Smith
                                              Title: Chief Financial Officer

                                            CORAM, INC.

                                            By: /s/  RICHARD SMITH
                                               -----------------------------
                                              Name:  Richard Smith
                                              Title: Chief Financial Officer